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                                                                Exhibit 4.1

                                  [Artwork]

   COMMON STOCK                                                 COMMON STOCK

  ==============                                               ==============
   N U M B E R                                                   S H A R E S
   GC
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  PAR VALUE $0.10 PER SHARE                         PAR VALUE $0.10 PER SHARE

                                    [LOGO]
                               THE GEON COMPANY
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


    This Certifies that                                     CUSIP 37246W 10 5
                                      SEE REVERSE SIDE FOR CERTAIN DEFINITIONS





  is the owner of

       FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE GEON COMPANY transferable on the books of the Company in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by a Transfer Agent and registered by a
       Registrar. Witness the seal of the Company and the signatures of its duly authorized officers.

DATED:


                      [THE GEON COMPANY CORPORATE SEAL]


  /s/ Illegible Signature                             /s/ Illegible Signature
  Vice President, General                             Chairman of the Board
  Counsel and Secretary                               President and Chief
                                                      Executive Officer

Countersigned and Registered
      THE BANK OF NEW YORK
By:            Transfer Agent and Registrar

                    Authorized Signature






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                               THE GEON COMPANY

        WITHIN FIVE DAYS AFTER RECIEPT OF A WRITTEN REQUEST THEREFOR, THE COMPANY WILL MAIL WITHOUT CHARGE TO ANY SHAREHOLDER A COPY OF THE EXPRESS TERMS OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND OF EACH CLASS AND SERIES OF SHARES WHICH THE COMPANY IS AUTHORIZED TO ISSUE. ANY SUCH WRITTEN REQUEST SHOULD BE DIREECTED TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL OFFICE, 6100 OAK TREE BOULEVARD, INDEPENDENCE, OHIO 44131.

        This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between the Company and the financial institution named therein as Rights Agent (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may expire, may be amended or may be evidenced by seperate certificates and no longer be evidenced by this Certificate. Under certain circumstances, Rights beneficially owned by an Aquiring Person or any Affliate or Associate thereof (as such terms are defined in the Rights Agreement) and any subsequent holder of such Rights may become null and void. The Company will mail to the holder of this Certificate a copy of the Rights Agreement without charge within five business days after receipt of a written request therefor.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common     UNIF GIFT MIN ACT - .......Custodian.......
                                                        (CUST)         (MINOR)
TEN ENT - as tenants by the entireties        under Uniform Transfer to Minors

JT TEN  - as joint tenants with right
          of survivorship and not as                    Act...................
          tenants in common                                     (State)

   Additional abbreviations may also be used though not in the above list.


       For value recieved,________ hereby sell, assign and transfer unto PLEASSE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE
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   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
                                   ASSIGNEE


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----------------------------------------------------------------------- Shares
of the Common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
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Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated,
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                                   NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT
                                   MUST CORRESPOND WITH THE NAME AS WRITTEN
                                   UPON THE FACE OF THE CERTIFICATE IN EVERY
                                   PARTICULAR, WITHOUT ALTERATION OR ENLARGE-
                                   MENT, OR ANY CHANGE WHATEVER.


Signature Guaranteed
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